Postretirement Benefit Plans - Components of Net Periodic Pension Costs (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Pension And Other Postretirement Benefit Expense [Abstract]
Service cost	$ 16	$ 15	$ 17
Interest cost on the projected benefit obligation	12	11	14
Expected return on plan assets	(6)	(6)	(6)
Amortization of net (gain) loss	4	4	2
Curtailments & settlements	0	(25)	(1)
Net periodic cost	$ 26	$ (1)	$ 26